Exhibit 10.2

                               PURCHASE AGREEMENT
                                     BETWEEN
                  SHAREHOLDERS OF FRANCHISE CAPITAL CORPORAITON
                           A NEVADA PUBLIC CORPORATION
                                       AND
                               DR. JEFFERY MARTIN

AGREEMENT, made this 30th day of August 2005, by and between Franchise Capital Corporation ("FCC") and Dr. Jeffery Martin ("DR. MARTIN").

                                    RECITALS

WHEREAS, FCC is the Managing member and 100% owner of Kokopelli Franchise Company, LLC and desires to sell 10% of its holdings in Kokopelli Franchise Company, LLC to DR. MARTIN.

WHEREAS, DR. MARTIN desires to purchase 10% and become a member of Kokopelli Franchise Company, LLC from FCC, the manager and currently the only member of Kokopelli Franchise Company, LLC in exchange for $50,000.

NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein,

                      THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I

                      REPRESENTATIONS AND WARRANTIES OF FCC

FCC hereby represents and warrants to DR. MARTIN that:

     2.1 FCC will transfer to DR. MARTIN 10% of its membership in Kokopelli Franchise Company, LLC in exchange for $50,000.

     2.2 FCC Organization. FCC is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own its property and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.3 Kokopelli Franchise Company, LLC. Kokopelli Franchise Company, LLC is duly organized, validly existing and in good standing under the laws of Arizona, has all necessary powers to own its property and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

     2.4 Capital. Management of FCC own 100% control of Kokopelli Franchise Company, LLC and therefore have the right to vote for the completion of this transaction. FCC represents that there are no other issued and outstanding open subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating FCC in regards to Kokopelli Franchise Company, LLC.

     2.5 Financial Statements. The most recent financial statements of Kokopelli Franchise Company, LLC are attached as Exhibit A. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Kokopelli Franchise Company, LLC throughout the period indicated, and fairly represent the financial position of each as of the date of the balance sheet included in the financial statements.

     2.6 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, DR. MARTIN and/or its attorneys shall have the opportunity to meet with the accountants and attorneys to discuss the financial condition of Kokopelli Franchise Company, LLC. FCC shall make available to DR. MARTIN and/or its attorney all books and records of Kokopelli Franchise Company, LLC, once reasonable notice of such request has been given.

     2.7 Authority. The Board of Directors of FCC have authorized the execution of this Agreement and the consummation of transactions contemplated herein, and FCC has full power and authority to execute, deliver, and perform this Agreement and this Agreement is a legal, valid and binding obligation of FCC, and is enforceable in accordance with its terms and conditions.

     2.8 Ability to Carry Out Obligations. The execution and delivery of this Agreement by FCC of its obligations hereunder in the time and in the manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaws, or other agreement or instrument to which either is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of FCC, or (c) any event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of FCC.

     2.9 Full Disclosure. None of the representations and warranties made by FCC herein, or in any exhibit, certificate or memorandum furnished or to be furnished by either, or on their behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     2.10 Good Title. Other than as described in Exhibit A, Fit-n-Healthy has good and marketable title to all of its property free and clear of any liens, claims and encumbrances of any nature, form or description.

     2.11 Indemnification. FCC and Kokopelli Franchise Company, LLC agrees to defend and hold DR. MARTIN harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by FCC to perform any of its representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by FCC under this Agreement.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF DR. MARTIN

DR. MARTIN hereby represents and warrants to FCC that:

     3.1 DR. MARTIN will assume 10% ownership and become a member in Kokopelli Franchise Company, LLC in exchange for $50,000.

     3.2 Financial Ability. DR. MARTIN is an individual who has the necessary wherewithall to complete this agreement through his legal counsel.

     3.3 Authority. DR. MARTIN has authorized the execution of this Agreement and the consummation of transactions contemplated herein through his legal counsel. DR. MARTIN's legal counsel has full power and authority to execute, deliver, and perform this Agreement and this Agreement is a legal, valid and binding obligation of DR. MARTIN, and is enforceable in accordance with its terms and conditions.

     3.4 Ability to Carry Out Obligations. The execution and delivery of this Agreement by DR. MARTIN and the performance by DR. MARTIN of his obligations hereunder in the time and in the manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaws, or other agreement or instrument to which DR. MARTIN is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required except approvals required by law, if any, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of DR. MARTIN, or (c) any event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of DR. MARTIN.

     3.5 Full Disclosure. None of the representations and warranties made by DR. MARTIN herein, or in any exhibit, certificate or memorandum furnished or to be furnished by DR. MARTIN, or on his behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     3.6 Indemnification. DR. MARTIN agrees to defend and hold FCC and Kokopelli Franchise Company, LLC harmless against and in respect to any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries, and deficiencies, including interest, penalties, and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by DR. MARTIN to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by DR. MARTIN under this Agreement.

                                   ARTICLE III

                                    COVENANTS

     4.1 Investigative Rights. From the date of this Agreement until the Closing date, FCC shall provide the other full access during normal business hours to all properties, books, contracts, commitments, and records of Kokopelli Franchise Company, LLC for the purpose of examining same.

     4.2 Conduct of Business. Prior to the Closing, Kokopelli Franchise Company, LLC shall conduct its business in the normal.

                                   ARTICLE IV

                CONDITIONS PRECEDENT TO DR. MARTIN'S PERFORMANCE

     5.1 Conditions. DR. MARTIN's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article V. DR. MARTIN may waive any of these conditions in whole or in part without prior notice; provided however, that no such waiver of a condition shall constitute a waiver by DR. MARTIN of any other condition of or any of DR. MARTIN's other rights or remedies, at law or in equity, if FCC shall be in default of any of their representations, warranties, or covenants under this Agreement.

     5.2 FCC Performance. FCC shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     5.3 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by FCC in this Agreement or in any written statement that shall be delivered to DR. MARTIN by FCC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

                                    ARTICLE V

                     CONDITIONS PRECEDENT TO FCC PERFORMANCE

     6.1 Conditions. FCC obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Article VI. FCC may waive any of these conditions in whole or in part without prior notice; provided however, that no such waiver of a condition shall constitute a waiver by FCC of any other condition of or any of FCC other rights or remedies, at law or in equity, if DR. MARTIN shall be in default of any of their representations, warranties, or covenants under this Agreement.

     6.2 DR. MARTIN Performance. DR. MARTIN shall have performed, satisfied and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     6.3 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by DR. MARTIN in this Agreement or in any written statement that shall be delivered to FCC by DR. MARTIN under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

                                   ARTICLE VI

                                     CLOSING

     7.1 Closing. The Closing of this transaction shall be held at a place and on a date mutually acceptable to the parties.

     At the Closing the parties shall deliver the following in form acceptable to counsel to the parties or as set forth herein:


By DR. MARTIN:

     A. A check in the amount of $50,000 United States currency.

By FCC:

     A. 10% of its membership in Kokopelli Franchise Company, LLC.

                                   ARTICLE VII

                                    REMEDIES

     8.1 Legal Action and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     8.2 Termination. In addition to the other remedies, any of the parties hereto may terminate this Agreement, without liability:

          (i) upon the failure of any condition not otherwise waived by the parties; or

          (ii) upon mutual consent of the respective boards of directors of DR. MARTIN and FCC.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     9.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     9.2 No Oral Change. This Agreement and any provisions hereof, may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or, discharge is sought.

     9.3 Non-Waiver. Except as other wise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged.

     9.4 Time of Essence. Time is of the essence of this Agreement and each and every part hereof.

     9.5 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings and merges any all such prior discussions and/or agreements herein.

     9.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Arizona.

     9.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     9.8 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

          DR. MARTIN Representative:

                                    ------------------------
                                    ------------------------
                                    ------------------------

           FCC Representative:

                                    ------------------------
                                    ------------------------
                                    ------------------------

     9.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives successors and assigns of each of the parties to this Agreement.

     9.10 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the Closing of this Agreement.

     9.11 Brokers. The parties hereto represent that no finder's fee has been paid or is payable by any party.

     9.12 Expenses. Each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

     9.13 Facsimile Signatures as Originals. Original signatures transmitted by facsimile communication shall constitute originals for the purpose of validly executing this Agreement.


     AGREED TO AND ACCEPTED as of the date first above written.


     Dr Martin:


     By
       -------------------------------------
        Dr. Jeffery Martin



     Franchise Capital Corporation:


     By
       -------------------------------------
       Edward C. Heisler, President & C.E.O.